UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2010 (March 14, 2010)

 PREMIER POWER RENEWABLE ENERGY, INC.
(Exact name of registrant as specified in Charter)

Delaware	333-140637	13-4343369
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4961 Windplay Drive, Suite 100
El Dorado Hills, CA 95762
(Address of Principal Executive Offices)

(916) 939-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement.

Amended Agreement – Tommy Ross

On March 14, 2011, Premier Power Renewable Energy, Inc. (the “Registrant”) and Tommy Ross, a director, amended Mr. Ross’ director agreement.  The Second Amended and Restated Director Agreement, entered into by the Registrant and Mr. Ross (the “Ross Agreement”), renews Mr. Ross’ term as a director through October 15, 2011.

A copy of the Ross Agreement is filed with this report as Exhibit 10.1 and is incorporated by reference herein.  The foregoing description of the Ross Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Ross Agreement.

Item 9.01             Financial Statements and Exhibits

(d)            Exhibits

Exhibit No.	Exhibit Description

10.1	Second Amended and Restated Director Agreement between the Registrant and Tommy Ross, dated March 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER POWER RENEWABLE ENERGY, INC. (Registrant)

Date: March 15, 2011	By:	/s/ Dean R. Marks
Dean R. Marks Chief Executive Officer